Exhibit 99

JOINT FILER INFORMATION

Joint Filer Name:		Three Arch Partners III, L.P. ("TAP III")
Relationship to Issuer:		10% Owner
Address:   			3200 Alpine Road
				Portola Valley, CA  94028
Designated Filer:		Three Arch Management III, L.L.C.
Date of Event Requiring
 Statement:			2/03/2005
Issuer Name and Ticker
 or Trading Symbol: 		Threshold Pharmaceuticals, Inc. (THLD)

Signature:			Three Arch Partners III, L.P.
				By: Three Arch Management III, L.L.C.
				("TAM III")
                                Its General Partner
				By: /s/ Chris Adams
				---------------------------
				Authorized Signatory


Joint Filer Name:             	Three Arch Associates III, L.P. ("TAA III")
Relationship to Issuer:		10% Owner
Address:			3200 Alpine Road
				Portola Valley, CA  94028
Designated Filer:		Three Arch Management III, L.L.C.
Date of Event Requiring
 Statement:			2/03/2005
Issuer Name and Ticker
 or Trading Symbol: 		Threshold Pharmaceuticals, Inc. (THLD)

Signature:			Three Arch Associates III L.P.
				By: Three Arch Management III, L.L.C.
				Its General Partner

				By: /s/ Chris Adams
                                ---------------------------
				Authorized Signatory


Joint Filer Name:               Mark A. Wan
Relationship to Issuer:         10% Owner, as a managing member of TAM
                                III,the general partner of TAP III and
                                TAA III (the reporting person disclaims
                                beneficial ownership of the reported
                                securities except to the extent of his
                                pecuniary interest therein)
Address:			3200 Alpine Road
				Portola Valley, CA  94028
Designated Filer:		Three Arch Management III, L.L.C.
Date of Event Requiring
 Statement:		        2/03/2005
Issuer Name and Ticker
 or Trading Symbol: 		Threshold Pharmaceuticals, Inc. (THLD)

Signature:			Mark A. Wan

				By: /s/ Chris Adams
				---------------------------
				Authorized Signatory



Joint Filer Name:		Wilfred E. Jaeger
Relationship to Issuer:		Director, and 10% Owner, as a managing
                                member of TAM III, the general partner
                                of TAP III and TAA III (the reporting
				person disclaims beneficial ownership
                                of the reported securities except to
                                the extent of his pecuniary interest
				therein)
Address:			3200 Alpine Road
				Portola Valley, CA  94028
Designated Filer:		Three Arch Management III, L.L.C.
Date of Event Requiring
 Statement:			2/03/2005
Issuer Name and Ticker
 or Trading Symbol: 		Threshold Pharmaceuticals Inc. (THLD)


Signature:			Wilfred E. Jaeger

				By: /s/ Chris Adams
     				---------------------------
				Authorized Signatory




Joint Filer Name:		Barclay Nicholson
Relationship to Issuer:		10% Owner, as a managing member of
				TAM III, the general partner of TAP
				III and TAA III (the reporting
				person disclaims beneficial ownership
 				of the reported securities
                                except to the extent of his pecuniary
				interest therein)
Address:			3200 Alpine Road
				Portola Valley, CA  94028
Designated Filer:		Three Arch Management III, L.L.C.
Date of Event Requiring
 Statement:			2/03/2005
Issuer Name and Ticker
 or Trading Symbol: 		Threshold Pharmaceuticals Inc. (THLD)


Signature:			Barclay Nicholson

				By: /s/ Chris Adams
                  		---------------------------
               			Authorized Signatory